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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-KSB

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  March 4, 1999

                         Commission File Number: 1-13327

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

       District of Columbia                                 54-1666769
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 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation of organization)                        Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                        20166
        (Mail) P.O. Box 319
          Sterling, VA                                         20167
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(Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: Common Stock, par value $.001 per share

Century Industries, Inc. Class A common        Philadelphia Stock
---------------------------------------        ------------------
                                               Exchange-PHLX
                                               -------------
Century Industries, Inc. Class B common        Philadelphia Stock
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                                               Exchange-PHLX
                                               -------------

Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share

                                              Name of each exchange on
      Title of each class                        which registered
      -------------------                     ------------------------
      Class A Common Voting Stock               NASDAQ Bulletin Board

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                          (1) Yes   X      No
                                  -----       -----
                          (2) Yes   X      No
                                  -----       -----

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ITEM 5. OTHER EVENTS

       Registrant announces that on February 26, 1997, it signed an agreement dated February 23, 1999, with Interactive Gaming & Communications, Inc. ("IGC"), of Plymouth Meeting, Pennsylvania. The Agreement which, by its terms, provides as follows: (a) for the formation of a "joint effort" corporation to be known as Gamblenet Technologies, Ltd., as a vehicle for raising funds relating to the development and marketing of IGC's "ToteMaster" and "StockSleuth" internet technologies; (b) for the licensing of Interactive Gaming & Communication's "ToteMaster" internet thoroughbred racing software and its "StockSleuth" internet securities search engine, to Gamblenet Technologies, the "joint effort" company, and (c) the issuance of six million (6,000,000) shares of Century Industries Class A common voting stock to Gamblenet as its contribution to Gamblenet, such Century share issuance thus amounting to fifty percent (50%) of the issued and outstanding shares of Gamblenet.

       The agreement, since it concerns the creation of Gamblenet as a joint effort company, provides that should Gamblenet not accomplish its funding purpose, both Century Industries and Interactive Gaming & Communications can repatriate an equal portion of their contributions made to Gamblenet Technologies.

       Gamblenet Technologies has been formed in the District of Columbia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Century Industries, Inc.



March 4, 1999                       ------------------------------------
                                    Ted L. Schwartzbeck, President,
                                    Chief Executive Officer



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